United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2022

RCI HOSPITALITY HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Texas	001-13992	76-0458229
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10737 Cutten Road

Houston, Texas 77066

(Address of Principal Executive Offices, Including Zip Code)

(281) 397-6730

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	RICK	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02 Results of Operations and Financial Condition.

On January 10, 2022, we issued a press release announcing sales at nightclubs and restaurants for the first fiscal quarter ended December 31, 2021. In the last column in the table in the press release (which column is labeled “vs. 1Q20”), which compares same-store sales for the quarter ended December 31, 2021 to the quarter ended December 31, 2019, the row items for Combined, Nightclubs, and Bombshells had incorrect numbers. On January 11, 2022, we issued a press release correcting those numbers. A copy of the complete, corrected press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

As previously announced, we are presenting and holding one-on-one meetings virtually with institutional investors at the 24th Annual ICR Conference on January 10-12, 2022. The current report on Form 8-K that we filed on January 10, 2022 furnished with it the presentation slides that may be used in meetings with investors and analysts at the conference. Page number 13 of those slides included the same incorrect numbers from the January 10, 2022 press release described above. A copy of the complete, corrected presentation slides is furnished with this current report as Exhibit 99.2. The corrected presentation slides may be used in whole or in part in meetings with investors and analysts.

ITEM 7.01 REGULATION FD DISCLOSURE

The disclosure in Item 2.02 above is incorporated herein by reference.

The furnishing of the attached presentation slides is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in our filings with the U.S. Securities and Exchange Commission (the “SEC”) and other public announcements that we have made and may make from time to time by press release or otherwise. We undertake no duty or obligation to update or revise the information contained in this report, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Forward-Looking Statements” in Exhibit 99.2 included herewith.

The information in this current report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description

99.1	Corrected press release of RCI Hospitality Holdings, Inc. dated January 11, 2022
99.2	Corrected Presentation Slides - Investor Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCI Hospitality Holdings, INC.

Date: January 11, 2022	By:	/s/ Eric Langan
Eric Langan
President and Chief Executive Officer